Exhibit 99.1

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                       MDC PARTNERS INC. AND SUBSIDIARIES
                 RESTATED CONDENSED CONSOLIDATED BALANCE SHEETS
                     PREPARED IN ACCORDANCE WITH U.S. GAAP
                            (US$ '000's) (Unaudited)


AS AT                                                  Dec. 31    Mar. 31    Jun. 30    Sept. 30   Dec. 31     Mar. 31     Jun. 30
                                                          2002       2003       2003        2003      2003        2004        2004

ASSETS

Current assets:
     Cash and cash equivalents                        $ 31,226   $ 27,173   $ 41,040    $ 46,371  $ 65,929    $ 58,609    $ 48,069
     Accounts receivable, less allowance for
       doubtful accounts                                52,188     54,887     49,587      61,866    58,864      95,100      99,225
     Expenditures billable to clients                    6,621      6,974      6,868       6,815     7,153       7,803       7,159
     Inventories                                         7,929      8,211      7,490       6,688     7,735       8,447       8,459
     Prepaid expenses and other current assets           6,048      8,330      4,905       5,565     4,863       6,808       6,086
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

     Total Current Assets                              104,012    105,575    109,890     127,305   144,544     176,767     168,998

Fixed assets                                            44,781     46,569     33,441      35,941    38,775      43,316      45,163
Investment in affiliates                                20,748     22,142     56,116      35,146    34,362      22,383      22,875
Goodwill                                               152,383    147,305     57,810      78,841    83,199     121,592     122,237
Intangibles, less accumulated amortization                   0          0          0           0         0       3,860       3,520
Deferred tax asset                                      19,912     20,561     13,786      13,044    11,563      10,578      11,381
Other assets                                             7,841     11,196      6,676       7,188     9,096       8,162       7,606
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

     Total assets                                     $349,677   $353,348   $277,719    $297,465  $321,539    $386,658    $381,780
                                                      =========  =========  =========   ========= =========   =========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                 $ 34,681   $ 37,486   $ 34,098    $ 34,388  $ 38,451    $ 68,606    $ 74,724
     Accruals and other liabilities                     34,976     30,287     30,925      35,516    34,245      62,028      50,446
     Advance billings                                   12,208     16,850     15,674      16,783    15,731      28,743      21,557
     Current portion of long-term debt                   2,313      2,014      2,465       9,702    16,378      31,446      36,835
     Deferred acquisition consideration                 23,966     23,385      9,311       5,350     1,113       1,113         791
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

     Total current liabilities                         108,144    110,022     92,473     101,739   105,918     191,936     184,353

Long-term debt                                         145,710    147,689     75,698      68,903    95,970      48,665      45,064
Convertible notes                                       31,694     34,065     37,106      36,299    37,794      36,605           0
Other liabilities                                          245        633        611         583       516         483         502
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

     Total liabilities                                 285,793    292,409    205,888     207,524   240,198     277,689     229,919
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

Minority interests                                       9,705     10,082      9,442       2,422     2,432       1,095       2,040
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

Shareholders' equity
     Share capital                                      91,561     94,607     94,569     116,191   115,996     135,429     169,715
     Additional paid-in capital                              0          0        206       3,085     4,610       6,796      14,903
     Retained earnings (deficit)                       (46,069)   (45,857)   (28,220)    (28,402)  (39,169)    (30,704)    (31,584)
     Accumulated other comprehensive
       income (loss)                                     8,687      2,107    (4,166)     (3,355)   (2,528)     (3,647)     (3,213)
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

     Total shareholders' equity                         54,179     50,857     62,389      87,519    78,909     107,874     149,821
                                                      ---------  ---------  ---------   --------- ---------   ---------   ---------

     Total liabilities and shareholders' equity       $349,677   $353,348   $277,719    $297,465  $321,539    $386,658    $381,780
                                                      =========  =========  =========   =========  ========   =========   =========

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